Debt	9 Months Ended
Sep. 30, 2013
Debt
Debt

6.     Debt

In July 2013, the Company paid in full the outstanding principal and interest of $2.6 million due under promissory notes issued in connection with a $25 million secured debt facility with a syndicate of two lenders. The notes were secured by substantially all of the Company's assets except for intellectual property and carried a fixed interest rate of 13.65%. As a result of this transaction, the Company recorded a loss on extinguishment of debt of $0.1 million on the Company's statement of operations for the nine months ended September 30, 2013, The loss on extinguishment of debt primarily represented the write off of related deferred financing costs, the acceleration of recognition of debt extinguishment fees and the prepayment premium payable.